                            MOORE CORPORATION LIMITED

              EXHIBIT 21 - SUBSIDIARIES AND ASSOCIATED CORPORATIONS

No person is a parent of the Corporation.

                                                                                               Jurisdiction of
Subsidiaries                                                                                   Incorporation
------------                                                                                   -------------
Moore Holdings U.S.A. Inc.                                                                     Delaware
    Moore North America Finance, Inc.                                                          Delaware
    Moore North America, Inc.                                                                  Delaware
          Moore International Sales, Inc.                                                      Barbados
          Moore Financial Inc.                                                                 Nevada
    FRDK, Inc.                                                                                 New York
          G2.com, Inc.                                                                         Delaware
          Peak Technologies, Inc.                                                              Illinois
               Peak Technologies Canada Ltd.                                                   Ontario
               Telpar, Inc.                                                                    Delaware
               Peak Technologies Holdings Ltd.                                                 United Kingdom
                 Peak Technologies UK Ltd.                                                     United Kingdom
                 AccuScan International Ltd.                                                   United Kingdom
                 Peak Technologies SA                                                          France
                 AccuScan International SA                                                     France
                 Peak Technologies Benelux BV                                                  Belgium
                 Barcode BC Systeme AG                                                         Switzerland
                 Peak Technologies Holdings GmbH                                               Germany
                   Peak Technologies GmbH                                                      Germany
                   AccuScan GmbH                                                               Germany
     FGSU Holding B.V.                                                                         The Netherlands
        Phoenix Espana, S.L.                                                                   Spain
Logidec Canada Inc.                                                                            Canada
     Logidec Inc.                                                                              Quebec

                                       E-2

                            MOORE CORPORATION LIMITED
         EXHIBIT 21 - SUBSIDIARIES AND ASSOCIATED CORPORATIONS - CONT'D

No person is a parent of the Corporation.

                                                                                               Jurisdiction of
Subsidiaries                                                                                   Incorporation
------------                                                                                   -------------
Moore Group Services B.V.B.A.                                                                  Belgium
MI Insurance (Barbados) Ltd.                                                                   Barbados
Moore International Financial Services Ltd.                                                    Barbados
Moore International B.V.                                                                       The Netherlands
     Moore Response Marketing B.V.                                                             The Netherlands
        Moore IMS B.V.                                                                         The Netherlands
     Toets 9220 International B.V. (50%)                                                       The Netherlands
     Moore Cayman Islands Ltd.                                                                 Cayman Islands
     Moore Paragon (Caribbean) Limited (60%)                                                   Barbados
        Moore Trinidad Ltd.(99%)                                                               Trinidad
        GCS Limited(50%)                                                                       Barbados
              Moore Granada Limited                                                            Granada
     Moore Belgium N.V./S.A.                                                                   Belgium
        Moore Response Marketing N.V./S.A.                                                     Belgium
          Moore Response Marketing S.A. (99.9%)                                                France
          Moore Response Marketing GmbH                                                        Germany
              Response Marketing SARL (99.9%)                                                  France
        Sigma Moore SPA (50%)                                                                  Italy
            Polimoore SRL                                                                      Italy
Moore International Ireland                                                                    Ireland
Moore Business Forms Holdings U.K. Ltd.                                                        United Kingdom
     Colleagues Group Limited                                                                  United Kingdom
        Colleagues Direct Marketing Ltd.                                                       United Kingdom
     Moore Business Forms Limited                                                              United Kingdom
        Moore Business Forms Pensions Trustees UK Ltd.                                         United Kingdom
        Moore I.M.S. Ltd.                                                                      United Kingdom
Moore CCS Europe Limited                                                                       United Kingdom

                                       E-3

                            MOORE CORPORATION LIMITED

                                                                                        Jurisdiction of
Subsidiaries                                                                            Incorporation
------------                                                                            -------------
Shanghai Jielong Moore Business Forms                                                   China
& Systems Co. Ltd. (60%)
Moore Aust. Pty Ltd.                                                                    Australia
     Distaga Pty Limited                                                                Australia
     MILAC Pty Limited                                                                  Australia
Moore Argentina S.A.                                                                    Argentina
Moore Communicacion Dinamica SA                                                         Argentina
Moore Brazil Ltda.                                                                      Brazil
Inversiones Moore CA                                                                    Venezuela
     Moore Technology and Trading CA                                                    Venezuela
     Yost Investments                                                                   Venezuela
     Moore de Venezuela S.A. (50.1%)                                                    Venezuela
Moore Chile S.A.                                                                        Chile
Moore de Mexico Holdings, S.A. de C.V.                                                  Mexico
     Moore de Mexico S.A. de C.V.                                                       Mexico
Moore Business Forms de Puerto Rico S.A.                                                Puerto Rico
Moore de Centro America, S.A. (56%) (A)                                                 Guatemala
Moore de Centro America S.A. de C.V. (56%)                                              El Salvador
     Moore de Centro America S.A. de C.V.                                               Honduras
     (74.3%+25.7% owned by(A))
Moore de Centro America S.A. (56%)                                                      Costa Rica

OTHER CORPORATIONS
Moore-Hong Leong Strategic Holdings Pte Ltd.                                            Singapore
(49.9%)
Moore Business Forms Caribbean Ltd. (40%)                                               Jamaica
Quality Color Press Inc. (50%)                                                          Alberta
Jetform Corporation (12.8%)                                                             Ontario
Vista Information Solutions, Inc. (10%)                                                 Delaware

NOTES:

(1) There are no other significant subsidiaries or associated corporations of the Corporation.

(2) Percentage ownership is 100% unless otherwise stated (shown in brackets). Any companies owned by another company are shown immediately after the parent company with indentation.

                                       E-4